UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 13, 2006

____________________________

Electronic Clearing House, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-15245		93-0946274
(Commission File Number)		(IRS Employer Identification No.)
730 Paseo Camarillo, Camarillo, California 93010
(Address of Principal Executive Offices and zip code)

(805) 419-8700
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4	Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 13, 2006, the Audit Committee of the Board of Directors of Electronic Clearing House, Inc. (the "Company") approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. PwC's reports on the Company's financial statements for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended September 30, 2005 and 2004, and through April 13, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years.

During the years ended September 30, 2005 and 2004, and through April 13, 2006, there were no reportable events as described in Item 304(a)(l)(v) of Regulation S-K.

The Company provided PwC with a copy of the above disclosures and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1, and incorporated herein by reference, is a copy of the PwC letter to the Securities and Exchange Commission.

(b) Engagement of Independent Registered Public Accounting Firm

Effective April 14, 2006, the Audit Committee of the Board of Directors of the Company approved the engagement of BDO Seidman, LLP ("BDO") as the Company's new independent registered public accounting firm. During the fiscal years ended September 30, 2005 and 2004 and through April 14, 2006, neither the Company nor anyone acting on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated April 13, 2006.

99.1	Press Release issued by the Registrant on April 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

	By:	/s/Alice Cheung
Alice L. Cheung, Treasurer & Chief Financial Officer

Dated: April 18, 2006

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated April 13, 2006.

99.1	Press Release issued by the Registrant on April 18, 2006.